UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2015

SHIRE PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	0-29630	98-0601486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin

24, Republic of Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +353 1 429 7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

On November 2, 2015, Shire plc, a company incorporated in Jersey (“Shire”), and Shire Pharmaceuticals International (“SPI”), a company incorporated in Ireland and a wholly owned subsidiary of Shire, entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Shire, SPI, Parquet Courts, Inc., a Delaware corporation and a wholly owned subsidiary of SPI (“Merger Sub”), and Dyax Corp., a Delaware corporation (“Dyax”), pursuant to which, upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into Dyax, with Dyax being the surviving corporation (the “Merger”). As a result of the Merger, Dyax will become a wholly-owned subsidiary of SPI.

In connection with the Merger Agreement, Shire has entered into a US $5.6 billion facilities agreement as more fully described below; however, the closing of the Merger and the transactions contemplated by the Merger Agreement is not conditioned upon any financing requirement of SPI or the Merger Sub, including the financing under the US $5.6 billion facilities agreement.

Merger Agreement

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, at the effective time of the Merger (the “Effective Time”), each outstanding share of Dyax’s common stock, par value $0.01 per share (each, a “Share”) (other than Shares owned by Shire, Dyax or their respective subsidiaries, or Shares as to which dissenters’ rights have been properly exercised) will be converted into the right to receive (i) $37.30 in cash, without interest (the “Per Share Cash Consideration”), and (ii) and one contingent value right (a “CVR”, together with the Per Share Cash Consideration, the “Per Share Merger Consideration”) representing the right to receive a payment of $4.00 in cash subject to and in accordance with the CVR Agreement described below.  Shire has guaranteed the performance by SPI and Merger Sub of their obligations under the Merger Agreement.

The Merger Agreement contains representations, warranties and covenants of the parties customary for transactions of this type.  Until the earlier of the termination of the Merger Agreement and the consummation of the Merger, Dyax has agreed to operate its business in the ordinary course and has agreed to certain other operating covenants, as set forth more fully in the Merger Agreement.  Dyax has agreed to cease all existing, and agreed not to solicit or initiate, discussions with third parties regarding other proposals to acquire Dyax.  However, Dyax may, subject to the terms and conditions set forth in the Merger Agreement, furnish information to, and engage in discussions and negotiations with, a third party that makes an unsolicited acquisition proposal.  Under certain circumstances and upon compliance with certain notice and other specified conditions set forth in the Merger Agreement, Dyax may change the recommendation of its board of directors or terminate the Merger Agreement to accept a superior proposal.  The Merger Agreement contains certain termination rights for both SPI and Dyax and further provides that, upon termination of the Merger Agreement under certain circumstances, including if Dyax terminates the Merger Agreement to accept a superior proposal, Dyax may be required to pay SPI a termination fee of $180.0 million.  The Merger Agreement further provides that, upon termination of the Merger Agreement under certain circumstances, including due to failure to obtain the expiration or termination of the applicable waiting period under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), SPI may be required to pay Dyax a termination fee of $280.0 million.  Shire and SPI have agreed to use reasonable best efforts to obtain antitrust approval of the transaction, but is not obligated to divest any assets other than assets of Dyax aggregating no greater than $77.0 million in revenue for 2014.

Consummation of the Merger is subject to various conditions, including, among others, the expiration or termination of the applicable waiting period under the HSR Act, and other customary closing conditions, each as set forth in the Merger Agreement. In addition, the consummation of the Merger is subject to receiving the adoption of the Merger Agreement by holders of a majority of the outstanding Dyax common stock entitled to vote on the Merger. The Merger is not subject to a financing condition.

Contingent Value Rights Agreement

Pursuant to the Merger Agreement, Shire will enter into a Contingent Value Rights Agreement (the “CVR Agreement”) with a rights agent governing the terms of the CVRs. Each CVR will entitle its holder to a payment of

$4.00 in cash if, prior to December 31, 2019, Shire or one of its affiliates obtains approval from the U.S. Food and Drug Administration to market and sell DX-2930 for the prevention of attacks of hereditary angioedema in patients with Type 1 and Type 2 hereditary angioedema, provided that such approval (a) does not contain a “boxed warning”, (b) does not require the implementation of a risk evaluation and mitigation strategy with elements to assure safe use (other than elements limited to the distribution of educational materials) and (c) is not granted under subpart E of the Federal Drugs and Cosmetics Act.  The CVRs are not transferable, except in limited circumstances specified in the CVR Agreement.

Facilities Agreement

On November 2, 2015, Shire (as original guarantor and original borrower) entered into a US $5.6 billion facilities agreement with, among others, Morgan Stanley Bank International Limited and Deutsche Bank AG, London Branch (acting as mandated lead arrangers and bookrunners) (the “Facilities Agreement”).  The Facilities Agreement comprises three credit facilities: (i) a US $1.0 billion term loan facility which, subject to a 1 year extension option exercisable at Shire’s option, matures on November 2, 2016 (“Facility A”), (ii) a US $2.2 billion amortizing term loan facility which matures on November 2, 2017 (“Facility B”) and (iii) a US $2.4 billion amortizing term loan facility which matures on November 2, 2018 (“Facility C” and together with Facility A and Facility B, the “Facilities”).  Shire has agreed to act as guarantor for any of its subsidiaries that become additional borrowers under the Facilities Agreement.

The Facilities may be used only to finance the purchase price payable in respect of Shire’s proposed acquisition of Dyax (including the CVRs, to the extent these become payable) and certain costs related to the acquisition.

Interest on any loans made under the Facilities will be payable on the last day of each interest period, which may be one week or one, two, three or six months, or as otherwise agreed with the lenders.  The interest rate applicable to each of the Facilities is LIBOR plus, in the case of Facility A, 0.55% per annum, in the case of Facility B, 0.65% per annum and, in the case of Facility C, 0.75% per annum, in each case until delivery of the first compliance certificate required to be delivered after the date of the Facilities Agreement and is subject to change thereafter depending on (i) the prevailing ratio of Net Debt to EBITDA (each as defined in the Facilities Agreement) in respect of the most recently completed financial year or financial half year and (ii) whether an event of default has occurred and is continuing in respect of the financial covenants or there has been a failure to provide a compliance certificate and relevant financial statements.

The Facilities Agreement includes customary representations and warranties, covenants and events of default, including requirements that the ratio of Net Debt to EBITDA of the Group (each as defined in the Facilities Agreement) for the most recently ended Relevant Period (as defined in the Facilities Agreement) must not, at any time, exceed 3.5:1, except that following certain acquisitions, including the Merger, Shire may elect to increase its financial covenant headroom to (i) 5.5:1 in respect of the Relevant Period in which the acquisition was completed, (ii) 5.0:1 in respect of first Relevant Period following the Relevant Period in which the acquisition was completed and (iii) 4.5:1 in respect of second Relevant Period following the Relevant Period in which the acquisition was completed.  In addition, the ratio of EBITDA of the Group to Net Interest (each as defined in the Facilities Agreement) in respect of the most recently ended Relevant Period must not be less than 4.0:1.

The Facilities Agreement restricts (subject to certain exceptions) Shire’s and its subsidiaries’ ability to incur additional financial indebtedness, grant security over its assets or provide or guarantee loans.  Further, any lender may require mandatory prepayment of its participation if there is a change of control of Shire. In addition, in certain circumstances and subject to certain broad exceptions, the net cash proceeds of certain issues, sales or offerings of debt securities by any member of Shire’s group must be applied in cancellation of the available commitments under Facility A and (if applicable) mandatory prepayment of any loans made under Facility A.

Events of default under the Facilities Agreement include (subject to customary grace periods and materiality thresholds): (i) non-payment of any amounts due under the Facilities, (ii) failure to satisfy any financial covenants and other obligations under the Facilities Agreement, (iii) material misrepresentation in any of the finance documents, (iv) failure to pay, or certain other defaults, under other financial indebtedness, (v) certain insolvency events or proceedings, (vi) material adverse changes in the business, operations, assets or financial condition of Shire and its subsidiaries, (vii) if it becomes unlawful for Shire or any of its subsidiaries that are parties to the

Facilities Agreement to perform their obligations or (viii) if Shire or any subsidiary of Shire which is a party to the Facilities Agreement repudiates the Facilities Agreement or any other finance document, among others.

The Facilities Agreement is governed by English law.

Additional Information

The foregoing is a general description of the Merger, Merger Agreement, the CVR Agreement and Facility Agreement; it does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, CVR Agreement and Facility Agreement, which are attached as Exhibit 2.1, Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated in this report by reference.

The Merger Agreement is attached as an exhibit to this Current Report on Form 8-K to provide investors and Shire stockholders with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about Shire, SPI, Merger Sub or Dyax or any of their respective affiliates.  The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Merger Agreement and may not have been intended to be statements of fact, but rather, as a method of allocating risk and governing the contractual rights and relationships among the parties to the Merger Agreement. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Merger Agreement and may apply standards of materiality and other qualifications and limitations in a way that is different from what may be viewed as material by Shire’s or Dyax’s stockholders.  In reviewing the representations, warranties and covenants contained in the Merger Agreement or any descriptions thereof in this summary, it is important to bear in mind that such representations, warranties and covenants or any descriptions were not intended by the parties to the Merger Agreement to be characterizations of the actual state of facts or conditions of Shire, SPI, Merger Sub or Dyax or any of their respective affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.  For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone and should instead be read in conjunction with the other information contained in the reports, statements and filings that Shire and Dyax publicly file with the SEC. Shire acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure

On November 2, 2015, Shire and Dyax issued a joint press release announcing the execution of the Merger Agreement. The press release is attached as Exhibit 99.1 hereto.  The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.  In addition, Exhibit 99.1 contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibit.

Although Shire, as a foreign private issuer, is not subject to Regulation FD, Shire has elected to furnish voluntarily the information herein under Item 7.01.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Statements included in this communication that are not historical facts are forward-looking statements.  Forward-looking statements involve a number of risks and uncertainties and are subject to change at any time.  In the event such risks or uncertainties materialize, results could be materially adversely affected. The risks and uncertainties include, but are not limited to, that:

•                  Shire’s proposed acquisition of Dyax may not be consummated due to the occurrence of an event, change or other circumstances that gives rise to the termination of the merger agreement;

•                  a governmental or regulatory approval required for the proposed acquisition of Dyax may not obtained, or may be obtained subject to conditions that are not anticipated, or another condition to the closing of the proposed acquisition may not be satisfied;

•                  Dyax may be unable to retain and hire key personnel and/or maintain its relationships with customers, suppliers and other business partners pending the consummation of the proposed acquisition by Shire, or Shire’s business may be disrupted by the proposed acquisition, including increased costs and diversion of management time and resources;

•                  difficulties in integrating Dyax into Shire may lead to greater costs and lower integration benefits than anticipated;

•                  the non-occurrence of the milestone event specified in the contingent value rights agreement;

and risks and uncertainties detailed from time to time in Shire’s or Dyax’s filings with the U.S. Securities and Exchange Commission, including their respective most recent Annual Reports on Form 10-K.

JERSEY REGULATORY MATTERS

The Jersey Financial Services Commission (“JFSC”) has given, and has not withdrawn, its consent under Article 4 of the Control of Borrowing (Jersey) Order 1958 to the rights provided pursuant to the CVR Agreement. The JFSC is protected by the Control of Borrowing (Jersey) Law 1947 against any liability arising from the discharge of its functions under that law.

A copy of this document has been delivered to the Jersey Registrar of Companies in accordance with Article 5 of the Companies (General Provisions) (Jersey) Order 2002 and the Jersey Registrar of Companies has given, and has not withdrawn, his consent to its circulation.

It must be distinctly understood that, in giving these consents, neither the Jersey Registrar of Companies nor the JFSC takes any responsibility for the financial soundness of Shire or for the correctness of any statements made, or opinions expressed, with regard to it. If you are in any doubt about the contents of this document, you should consult your stockbroker, bank manager, solicitor, accountant or other financial adviser.

Nothing in this document or anything communicated to holders receiving consideration pursuant to the CVR Agreement by or on behalf of Shire is intended to constitute or should be construed as advice on the merits of the rights pursuant to the CVR Agreement for the purposes of the Financial Services (Jersey) Law 1998.

Our directors have taken all reasonable care to ensure that the facts stated in this document are true and accurate in all material respects, and that there are no other facts the omission of which would make misleading any statement in this document, whether of facts or opinion. All our directors accept responsibility accordingly.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 2, 2015, among Shire Pharmaceuticals International, Parquet Courts, Inc., Dyax Corp. and Shire plc.*

10.1	Form of Contingent Value Rights Agreement among Shire plc and American Stock Transfer & Trust Company, LLC.

10.2	Facilities Agreement dated November 2, 2015 among Shire plc, Morgan Stanley Bank International Limited and Deutsche Bank AG, London Branch and the other parties thereto.

99.1	Joint Press Release issued by Shire plc and Dyax Corp. dated November 2, 2015.

* The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Shire will furnish copies of such schedules to the SEC upon its request; provided, however, that Shire may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

Date: November 2, 2015	By:	/s/ Bill Mordan
Bill Mordan
Company Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 2, 2015, among Shire Pharmaceuticals International, Parquet Courts, Inc., Dyax Corp. and Shire plc.*

10.1	Form of Contingent Value Rights Agreement among Shire plc and American Stock Transfer & Trust Company, LLC.

10.2	Facilities Agreement dated November 2, 2015 among Shire plc, Morgan Stanley Bank International Limited and Deutsche Bank AG, London Branch and the other parties thereto.

99.1	Joint Press Release issued by Shire plc and Dyax Corp. dated November 2, 2015.

* The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Shire will furnish copies of such schedules to the SEC upon its request; provided, however, that Shire may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.